0© 2021 | Scaling a Global Fintech Leader E A R N I N G S C O N F E R E N C E C A L L Second Quarter Fiscal Year 2021 EXHIBIT 99.2

1© 2021 | Forward-Looking Statements This presentation and other written or oral statements made from time to time by representatives of Broadridge Financial Solutions, Inc. ("Broadridge" or the "Company") may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that are not historical in nature, and which may be identified by the use of words such as “expects,” “assumes,” “projects,” “anticipates,” “estimates,” “we believe,” “could be,” and other words of similar meaning are forward-looking statements. In particular, information appearing in the “Fiscal 2021 Guidance” section and statements about our three-year objectives are forward-looking statements. These statements are based on management’s expectations and assumptions and are subject to risks and uncertainties that may cause actual results to differ materially from those expressed. These risks and uncertainties include those risk factors discussed in Part I, “Item 1A. Risk Factors” of the Annual Report on Form 10-K for the year ended June 30, 2020 (the “2020 Annual Report”), as they may be updated in any future reports filed with the Securities and Exchange Commission. All forward-looking statements speak only as of the date of this presentation and are expressly qualified in their entirety by reference to the factors discussed in the 2020 Annual Report. These risks include: • The potential impact and effects of the Covid-19 pandemic (“Covid-19”) on the business of Broadridge, Broadridge’s results of operations and financial performance, any measures Broadridge has and may take in response to Covid-19 and any expectations Broadridge may have with respect thereto; • The success of Broadridge in retaining and selling additional services to its existing clients and in obtaining new clients; • Broadridge’s reliance on a relatively small number of clients, the continued financial health of those clients, and the continued use by such clients of Broadridge’s services with favorable pricing terms; • A material security breach or cybersecurity attack affecting the information of Broadridge's clients; • Changes in laws and regulations affecting Broadridge’s clients or the services provided by Broadridge; • Declines in participation and activity in the securities markets; • The failure of Broadridge's key service providers to provide the anticipated levels of service; • A disaster or other significant slowdown or failure of Broadridge’s systems or error in the performance of Broadridge’s services; • Overall market and economic conditions and their impact on the securities markets; • Broadridge’s failure to keep pace with changes in technology and the demands of its clients; • Broadridge’s ability to attract and retain key personnel; • The impact of new acquisitions and divestitures; and competitive conditions. Broadridge disclaims any obligation to update or revise forward-looking statements that may be made to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events, other than as required by law. Use of Material Contained Herein The information contained in this presentation is being provided for your convenience and information only. This information is accurate as of the date of its initial presentation. If you plan to use this information for any purpose, verification of its continued accuracy is your responsibility. Broadridge assumes no duty to update or revise the information contained in this presentation.

2© 2021 | Use of Non-GAAP Financial Measures and KPIs Explanation and Reconciliation of the Company’s Use of Non-GAAP Financial Measures The Company’s results in this presentation are presented in accordance with U.S. generally accepted accounting principles ("GAAP") except where otherwise noted. In certain circumstances, results have been presented that are not generally accepted accounting principles measures (“Non-GAAP”). These Non-GAAP measures are Adjusted Operating income, Adjusted Operating income margin, Adjusted Net earnings, Adjusted earnings per share, and Free cash flow. These Non-GAAP financial measures should be viewed in addition to, and not as a substitute for, the Company’s reported results. The Company believes our Non-GAAP financial measures help investors understand how management plans, measures and evaluates the Company’s business performance. Management believes that Non-GAAP measures provide consistency in its financial reporting and facilitates investors’ understanding of the Company’s operating results and trends by providing an additional basis for comparison. Management uses these Non-GAAP financial measures to, among other things, evaluate our ongoing operations, and for internal planning and forecasting purposes. In addition, and as a consequence of the importance of these Non-GAAP financial measures in managing our business, the Company’s Compensation Committee of the Board of Directors incorporates Non-GAAP financial measures in the evaluation process for determining management compensation. In the appendix of this presentation you will find further explanation of our Non-GAAP measures, the reasons we believe these Non- GAAP measures are helpful to our investors, and reconciliations of these Non-GAAP measures to the most directly comparable GAAP measures. Key Performance Indicators Management focuses on a variety of key indicators to plan, measure and evaluate the Company’s business and financial performance. These performance indicators include Revenues and Recurring fee revenue, as well as Non-GAAP measures of Adjusted Operating income, Adjusted Net earnings, Adjusted earnings per share, Free cash flow, and Closed sales. In addition, management focuses on select operating metrics specific to Broadridge of Record Growth and Internal Trade Growth. Please refer to Item 2. Management’s Discussion and Analysis of Financial Condition of the Company’s Form 10-Q for a discussion of Revenues, Recurring fee revenue, Record Growth and Internal Trade Growth in the “Key Performance Indicators” section and the “Results of Operations” section for a description of Closed sales.

3© 2021 | Key messages Well-positioned to achieve the three-year growth objectives presented at Investor Day Executing on key strategic initiatives across Governance, Capital Markets and Wealth & Investment Management Increasing investments to support long-term growth Broadridge is on-track to deliver at the higher end of fiscal year 2021 guidance range for Recurring revenue and Adjusted EPS growth Strong second quarter financial results 1 2 3 4 5

4© 2021 | Executing on our clear growth strategy • Continued momentum around SRD II solution • Major sale of data & analytics to leading global Asset Manager • Continued strong momentum for VSM solution • Double-digit growth in Digital Communications • Announced R.J. O’Brien selected Broadridge’s post-trade platform for global exchange-traded derivatives • On-track to launch AI- enabled fixed income trading platform, LTX • Seamlessly processed record market volumes • Continued progress on the Broadridge Wealth Platform development GROW CAPITAL MARKETS EXTEND GOVERNANCE BUILD WEALTH & INVESTMENT MGMT.

5© 2021 | Regulatory Customer Comms. Data-Driven Fund Solutions Issuer Note: Amounts may not sum due to rounding $137 $137 $18 $21 $82 $89 $130 $147 FY'20 FY'21 $368 $394 +7% $ in millions $119 $135 $162 $168 FY'20 FY'21 $281 $302 Capital Markets Wealth & Investment Management +8% +14% (0)% +9% +13% +3% +13% ICS RECURRING REVENUES GTO RECURRING REVENUES YoY Growth YoY Growth Second quarter 2021 segment recurring revenues

6© 2021 | Well-positioned for long-term growth Funding investments in technology, products and people FY21 outlook and increased investments leave Broadridge well-positioned to achieve three- year objectives and drive long-term growth Strong start to fiscal 2021 leaves Broadridge well-positioned to drive value to clients, associates and shareholders On track to deliver at the higher end of our fiscal 2021 guidance range for Recurring revenue and Adjusted EPS 1 2 3 4

7© 2021 | Summary financial performance $ in millions, except per share data SECOND QUARTER SUMMARY FINANCIAL RESULTS 2021 2020 Inc./(Dec.) Recurring revenues $696 $648 7% Total revenues 1,055 969 9% Operating Income 79 27 197% Adjusted Operating income (Non-GAAP) 119 94 26% Adjusted Operating income margin (Non-GAAP) 11.2% 9.7% 150bps Diluted Earnings per Share $0.48 $0.09 433% Adjusted Earnings Per Share (Non-GAAP) $0.73 $0.53 38% Closed sales – Year to Date $79 $83 (5%)

8© 2021 | Key volume drivers: Position and Trade Volume Growth 7% 11% 7% 11% 16% 24% 1% 6% 0% 2% 6% 5% Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Equity MF/ETF EQUITY & MUTUAL FUND/ETF POSITION GROWTH (1)% (11)% 26% 22% 12% 24% TOTAL INTERNAL TRADE VOLUME GROWTH

9© 2021 | Closed Sales remain on track with FY21 guidance HISTORICAL CLOSED SALES PERFORMANCE $239 FY'18 FY'19 FY'20 FY'21 CLOSED SALES TO DATE $83 $79 H1'20 H1'21 $190- $235 $ in millions Guidance

10© 2021 | Recurring revenue growth increased 7% in Q2’21 RECURRING REVENUE GROWTH 6% 6% 10% FY'18 FY'19 FY'20 FY'21 3 - 6% Guidance $648 $696 Q2'20 Q2'21 +7% $ in millions

11© 2021 | $576M $1,211M $623 $648 $696 Q2'20 Recurring Revenue Closed Sales Client Losses Internal Growth Acquisitions Q2'21 Recurring Revenue Second quarter 2021 revenue growth drivers SECOND QUARTER 2021 RECURRING REVENUES GREW 7% TO $696M Note: Amounts may not sum due to rounding. +6 pts (2) pts +2 pts +1 pt 7% $ in millions Pts contribution to growth ICS $368M 7 pts (2) pts (0) pt 2 pts $394M GTO $281M 5 pts (2) pts 4 pts 1 pt $302M ORGANIC GROWTH

12© 2021 | Second quarter 2021 total revenue growth drivers $51 $40 $31 $39 $68 $46 $45 Q4'19 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 EVENT-DRIVEN REVENUE $52M FY14-FY20 AVERAGE1 $ in millions Pts contribution to growth $969 $1,055 Q2'20 Total Revenue Recurring Event-Driven Distribution FX Q2'21 Total Revenue +5 pts +1 pt +3 pts 0 pt 9% 1. Average event-driven revenue per quarter FY’14 – FY’20.

13© 2021 | Adjusted Operating Income Margin and Operating Income Margin 15.9% 17.1% 17.5% FY'18 FY'19 FY'20 FY'21 9.7% 11.2% Q2'20 Q2'21 ~18% Guidance +80bps +120bps +40bps +150 bps 13.8% 15.0% 13.8% OPERATING INCOME MARGIN (GAAP) 2.8% 7.5% Adjusted Operating Income Margin (Non-GAAP)

14© 2021 | Capital allocation $51 $0 $128 CapEx and Software M&A Client Platform Spend 3. Capital returns to shareholder per share through Annual Dividend and total share repurchase net of option proceeds $391 $578 $269 FY18 FY19 FY20 1 1. Net cash spent on new client conversions, including development of platform capabilities 2. Includes Software Purchases and capitalized internal use software 2 $1.46 $1.94 $2.16 $1.08 $1.15 11% 33% 11% 11% 6% SELECT USES OF CASH YEAR TO DATE TOTAL CAPITAL RETURNS3 FY18 – FY21 YTD DIVIDENDS PER SHARE $96 $102 H1'20 H1'21 $ in millions, except per share data

15© 2021 | FY’21 Guidance Updates / Changes Recurring revenue growth 3-6% At the higher end Total revenue growth 1-4% At the higher end Adj. Operating Income Margin (Non-GAAP) ~18% Changed from previous ~100bps expansion Adj. Earnings per Share Growth (Non-GAAP) 6-10% At the higher end Closed sales $190-235M No Change Full-year guidance for fiscal year 2021

16© 2021 | Appendix

17© 2021 | 2020 2021 % Dollars in millions Q1 Q2 Q3 Q4 FY Q1 Q2 Growth Investor Communication Solutions ("ICS") Regulatory $120 $130 $241 $300 $792 $136 $147 13% Data-driven fund solutions 79 82 89 90 339 82 89 9% Issuer 15 18 35 89 157 18 21 14% Customer communications 135 137 164 137 573 139 137 -% Total ICS recurring fee revenues $349 $368 $529 $616 $1,862 $375 $394 7% Equity and other 18 15 22 25 80 18 21 36% Mutual funds 23 16 17 43 98 27 24 55% Total Event-driven fee revenues $40 $31 $39 $68 $178 $46 $45 46% Distribution 313 317 412 409 1,451 332 345 9% Total ICS revenues $703 $716 $980 $1,093 $3,491 $753 $784 10% Global Technology and Operations (“GTO”) Capital Markets $148 $162 $169 $171 $650 $165 $168 3% Wealth and investment management 126 119 136 143 524 131 135 13% Total GTO recurring fee revenues $274 $281 $305 $314 $1,174 $296 $302 8% Foreign currency exchange (28) (28) (36) (45) (136) (32) (31) 12% Total revenues $949 $969 $1,250 $1,362 $4,529 $1,017 $1,055 9% Revenues by Type Recurring fee revenues $623 $648 $835 $930 $3,036 $671 $696 7% Event-driven fee revenues 40 31 39 68 178 46 45 46% Distribution revenues 313 317 412 409 1,451 332 345 9% Foreign currency exchange (28) (28) (36) (45) (136) (32) (31) 12% Total revenues $949 $969 $1,250 $1,362 $4,529 $1,017 $1,055 9% (Unaudited) Supplemental Reporting Detail ‒ Product Line Reporting In the second quarter of fiscal year 2021, the Company changed its presentation of disaggregated revenue by product line disclosures to reflect internal realignment of the Company’s revenue reporting, specifically as it relates to recurring fee revenues. Presentation of disaggregated revenue by product line disclosures in prior periods have been changed to conform to the current period presentation. Note: Amounts may not sum due to rounding.

18© 2021 | Explanation of Non-GAAP Measures and Reconciliation of GAAP to Non-GAAP Measures

19© 2021 | Non-GAAP Measures Adjusted Operating Income, Adjusted Operating Income Margin, Adjusted Net Earnings, and Adjusted Earnings Per Share These Non-GAAP measures reflect Operating income, Operating income margin, Net earnings, and Diluted earnings per share, each as adjusted to exclude the impact of certain costs, expenses, gains and losses and other specified items the exclusion of which management believes provides insight regarding our ongoing operating performance. Depending on the period presented, these adjusted measures exclude the impact of certain of the following items: (i) Amortization of Acquired Intangibles and Purchased Intellectual Property, (ii) Acquisition and Integration Costs, (iii) Real Estate Realignment and Covid-19 Related Expenses, (iv) Investment Gain, (v) Software Charge, (vi) IBM Private Cloud Charges, (vii) the Gain on Sale of a Joint Venture Investment, (viii) the Gain on Sale of Securities, and (ix) The U.S. Tax Cuts and Jobs Act (“Tax Act”) items. Amortization of Acquired Intangibles and Purchased Intellectual Property represents non-cash amortization expenses associated with the Company's acquisition activities. Acquisition and Integration Costs represent certain transaction and integration costs associated with the Company’s acquisition activities. Real Estate Realignment and Covid-19 Related Expenses represent costs associated with the Company’s real estate realignment initiative, including lease exit and impairment charges and other facility exit costs, as well as certain expenses associated with the Covid-19 pandemic. The Covid-19 Related Expenses are direct expenses incurred by the Company to protect the health and safety of Broadridge associates, including the cost of personal protective equipment, enhanced cleaning measures in our facilities and other related expenses. Investment Gain represents a non-operating, non-cash gain on a privately held investment. Software Charge represents a charge related to an internal use software product that is no longer expected to be used. IBM Private Cloud Charges represent a charge on the hardware assets transferred to IBM and other charges related to the IBM Private Cloud Agreement. The Gain on Sale of a Joint Venture Investment represents a non-operating, cash gain on the sale of one of the Company’s joint venture investments. The Gain on Sale of Securities represents a non-operating gain on the sale of securities associated with the Company’s retirement plan obligations. Tax Act items represent the net impact of a U.S. federal transition tax on earnings of certain foreign subsidiaries, foreign jurisdiction withholding taxes and certain benefits related to the remeasurement of the Company’s net U.S. federal and state deferred tax liabilities attributable to the Tax Act. We exclude Acquisition and Integration Costs, Real Estate Realignment and Covid-19 Related Expenses, Investment Gain, Software Charge, IBM Private Cloud Charges, Gain on Sale of a Joint Venture Investment, Gain on Sale of Securities and Tax Act items from our Adjusted Operating income (as applicable) and other adjusted earnings measures because excluding such information provides us with an understanding of the results from the primary operations of our business and enhances comparability across fiscal reporting periods, as these items are not reflective of our underlying operations or performance. We also exclude the impact of Amortization of Acquired Intangibles and Purchased Intellectual Property, as these non-cash amounts are significantly impacted by the timing and size of individual acquisitions and do not factor into the Company's capital allocation decisions, management compensation metrics or multi-year objectives. Furthermore, management believes that this adjustment enables better comparison of our results as Amortization of Acquired Intangibles and Purchased Intellectual Property will not recur in future periods once such intangible assets have been fully amortized. Although we exclude Amortization of Acquired Intangibles and Purchased Intellectual Property from our adjusted earnings measures, our management believes that it is important for investors to understand that these intangible assets contribute to revenue generation. Amortization of intangible assets that relate to past acquisitions will recur in future periods until such intangible assets have been fully amortized. Any future acquisitions may result in the amortization of additional intangible assets. Free Cash Flow In addition to the Non-GAAP financial measures discussed above, we provide Free cash flow information because we consider Free cash flow to be a liquidity measure that provides useful information to management and investors about the amount of cash generated that could be used for dividends, share repurchases, strategic acquisitions, other investments, as well as debt servicing. Free cash flow is a Non-GAAP financial measure and is defined by the Company as Net cash flows provided by operating activities plus Proceeds from asset sales, less Capital expenditures as well as Software purchases and capitalized internal use software. Reconciliations of such Non-GAAP measures to the most directly comparable financial measures presented in accordance with GAAP can be found in the tables that are part of this presentation.

20© 2021 | 3 Months Ended Dec. 31 6 Months Ended Dec. 31 Dollars in millions 2020 2019 2020 2019 Operating income (GAAP) $79.5 $26.8 $158.1 $99.9 Adjustments: Amortization of Acquired Intangibles and Purchased Intellectual Property 32.6 30.3 64.9 58.4 Acquisition and Integration Costs 0.7 3.4 2.4 5.9 IBM Private Cloud Charges - 33.4 - 33.4 Real Estate Realignment and Covid-19 Related Expenses 5.8 - 37.8 - Software Charge - - 6.0 - Adjusted Operating income (Non-GAAP) $118.6 $93.9 $269.1 $197.5 Operating income margin (GAAP) 7.5% 2.8% 7.6% 5.2% Adjusted Operating income margin (Non-GAAP) 11.2% 9.7% 13.0% 10.3% 3 Months Ended Dec. 31 6 Months Ended Dec. 31 Dollars in millions 2020 2019 2020 2019 Net earnings (GAAP) $56.3 $10.1 $122.1 $66.0 Adjustments: Amortization of Acquired Intangibles and Purchased Intellectual Property 32.6 30.3 64.9 58.4 Acquisition and Integration Costs 0.7 3.4 2.4 5.9 IBM Private Cloud Charges - 33.4 - 33.4 Real Estate Realignment and Covid-19 Related Expenses 5.8 - 37.8 - Investment Gain - - (8.7) - Software Charge - - 6.0 - Taxable adjustments 39.1 67.1 102.3 97.7 Tax impact of adjustments (a) (9.5) (14.8) (24.1) (21.3) Adjusted Net earnings (Non-GAAP) $85.9 $62.4 $200.3 $142.3 Reconciliation of GAAP to Non-GAAP Measures (a) Calculated using the GAAP effective tax rate, adjusted to exclude $3.6 million and $12.8 million of excess tax benefits associated with stock-based compensation for the three and six months ended December 31, 2020, and $2.2 million and $7.9 million for the three and six months ended December 31, 2019, respectively. For purposes of calculating Adjusted earnings per share, the same adjustments were made on a per share basis. (Unaudited) Note: Amounts may not sum due to rounding.

21© 2021 | Reconciliation of GAAP to Non-GAAP Measures Year ended June 30, Dollars in millions 2020 2019 2018 Operating income (GAAP) $624.9 $652.7 $598.1 Adjustments: Amortization of Acquired Intangibles and Purchased Intellectual Property 122.9 87.4 81.4 Acquisition and Integration Costs 12.5 6.4 8.8 IBM Private Cloud Charges 32.0 - - Real Estate Realignment and Covid-19 Related Expenses 2.4 - - Adjusted Operating income (Non-GAAP) $794.8 $746.5 $688.2 Operating income margin (GAAP) 13.8% 15.0% 13.8% Adjusted Operating income margin (Non-GAAP) 17.5% 17.1% 15.9% (Unaudited) Note: Amounts may not sum due to rounding.

22© 2021 | (a) Calculated using the GAAP effective tax rate, adjusted to exclude $3.6 million and $12.8 million of excess tax benefits associated with stock-based compensation for the three and six months ended December 31, 2020, and $2.2 million and $7.9 million for the three and six months ended December 31, 2019, respectively. For purposes of calculating Adjusted earnings per share, the same adjustments were made on a per share basis. Reconciliation of GAAP to Non-GAAP Measures 3 Months Ended Dec. 31 6 Months Ended Dec. 31 Dollars in millions, except per share amounts 2020 2019 2020 2019 Diluted earnings per share (GAAP) $0.48 $0.09 $1.04 $0.56 Adjustments: Amortization of Acquired Intangibles and Purchased Intellectual Property 0.28 0.26 0.55 0.50 Acquisition and Integration Costs 0.01 0.03 0.02 0.05 IBM Private Cloud Charges - 0.28 - 0.28 Real Estate Realignment and Covid-19 Related Expenses 0.05 - 0.32 - Investment Gain - - (0.07) - Software Charge - - 0.05 - Taxable Adjustments 0.33 0.57 0.87 0.83 Tax impact of adjustments (a) (0.08) (0.13) (0.21) (0.18) Adjusted earnings per share (Non-GAAP) $0.73 $0.53 $1.70 $1.22 (Unaudited) 6 Months Ended Dec. 31 Dollars in millions, except per share amounts 2020 2019 Net cash flows provided by operating activities (GAAP) $83.3 $11.5 Capital expenditures and Software purchases and capitalized internal use software (50.8) (43.0) Proceeds from asset sales 18.0 - Free cash flow (Non-GAAP) $50.5 $(31.5) Note: Amounts may not sum due to rounding.

23© 2021 | FISCAL YEAR 2021 Adjusted Earnings Per Share Growth and Adjusted Operating Income Margin FY21 Adjusted Earnings Per Share Growth Rate (a) Diluted earnings per share - GAAP 5 - 12% growth Adjusted earnings per share - Non-GAAP 6 - 10% growth FY21 Adjusted Operating Income Margin (b) Operating income margin % - GAAP ~14% Adjusted Operating income margin % - Non-GAAP ~18% Reconciliation of Non-GAAP to GAAP Measures – Fiscal Year 2021 Guidance (a) Adjusted earnings per share growth (Non-GAAP) is adjusted to exclude the projected impact of Amortization of Acquired Intangibles and Purchased Intellectual Property, Acquisition and Integration Costs, Real Estate Realignment and Covid-19 Related Expenses, Investment Gain and Software Charge, and is calculated using diluted shares outstanding. Fiscal year 2021 Non-GAAP Adjusted earnings per share guidance estimates exclude, net of taxes, approximately $1.15 per share. (b) Adjusted Operating income margin (Non-GAAP) is adjusted to exclude the projected impact of Amortization of Acquired Intangibles and Purchased Intellectual Property, Acquisition and Integration Costs, Real Estate Realignment and Covid-19 Related Expenses, and Software Charge. Fiscal year 2021 Non-GAAP Adjusted Operating income margin guidance estimates exclude, net of taxes, approximately $179 million. (Unaudited)

24© 2021 | Elsa Ballard Tel: 212-973-6197 Email: Elsa.Ballard@Broadridge.com W. Edings Thibault Tel: 516-472-5129 Email: Edings.Thibault@Broadridge.com Broadridge Investor Relations Contacts